CSFB 05-9

F_COMPS

Pay rules

1.

Pay the NAS Priority Amount to the NAS

2.

Beginning on the 1st Distribution date pay the lesser of (x) 99.99% of principal available in this step 2 or (y) $489,000 to the A1 until retired

3.

Pay the HLSF until retired

4.

Pay the A1 until retired

5.

Pay the L1 until retired

6.

Pay the NAS until retired

Notes

Pxing Speed = 100ppc ( 8 CPR TO 24 CPR OVER 12 MONTHS, 24 CPR THEREAFTER)

NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total NAS Balance/Total Non-PO Balance

Settlement = 9/30/05